SUPPLEMENT TO THE STATUTORY PROSPECTUS

CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Floating Rate High Income Fund
Credit Suisse Multialternative Strategy Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Strategic Income Fund
(together, "the Funds")

The following information supersedes certain information in the funds' Statutory Prospectus

The following replaces the information under the heading "Intermediary-Specific Sales Charge Waiver Policies" on pages 107 and 108 of the Statutory Prospectus:

INTERMEDIARY-SPECIFIC SALES CHARGE WAIVER POLICIES

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS FOR CLASS A SHARES AVAILABLE AT MERRILL LYNCH

•  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•  Shares purchased by or through a 529 Plan

•  Shares purchased through a Merrill Lynch affiliated investment advisory program

•  Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch's platform

•  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•  Trustees of each Trust, and employees of the adviser or any of its affiliates, as described in this Prospectus

•  Shares purchased from the proceeds of redemptions within the Credit Suisse fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH

•  Death or disability of the shareholder

•  Shares sold as part of a systematic withdrawal plan as described in the funds' Prospectus

•  Return of excess contributions from an IRA Account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•  Shares acquired through a right of reinstatement

•  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT

•  Breakpoints as described in this Prospectus

•  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Credit Suisse fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Credit Suisse fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Credit Suisse fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

•  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•  Shares purchased through a Morgan Stanley self-directed brokerage account

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Shareholders should retain this supplement for future reference.

Dated: May 31, 2018	16-0518 for CS-PRO 2018-003